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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                 January 8, 2009





                             WASTE TECHNOLOGY CORP.
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             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-14443
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            Delaware                                            13-2842053
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
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                         (Registrant's Telephone number)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

            At a Board of Directors meeting held on January 5, 2009 the Board of Directors named Mr. John J. Martorana to the Board of Directors of the Company. Most recently Mr. Martorana has been a consultant to several divisions of Wastequip, Inc. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining the Company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales Inc., a family owned business which was sold to Wastequip, Inc. Prior to joining Industrial Refuse Sales Mr. Martorana worked in the steel industry. He graduated from Butler University, Indianapolis, Indiana in 1972.

            There is no arrangement or understanding between Mr. Martorana and any other person pursuant to which he was elected a Director.


Item 9.01   Financial Statements and Exhibits

           (c) Exhibits

               99.1     Press Release dated January 8, 2009.






                                   SIGNATURES
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            Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.


Dated:      January 8, 2009

                                                Waste Technology Corp.



                                                By: /s/ William E. Nielsen
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                                                        William E. Nielsen,
                                                        Director and
                                                        Chief Financial Officer





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